Supplement, dated August 9, 2005
to Prospectus and Statement of Additional Information, dated May 1, 2005

SUPPLEMENT
MUTUAL OF AMERICA INVESTMENT CORPORATION

The Board of Directors of Mutual of America Investment Corporation ("Investment Corporation") has approved the termination of the subadvisory agreement between the Adviser and Oak Associates, Ltd., and management of the Adviser has terminated such agreement effective July 28, 2005. All references to "Oak Associates", to "subadviser" when used specifically to refer to Oak Associates, and to the portfolio managers of Oak Associates (Mr. Oelschlanger, Mr. Yardeni, Mr. MacKay and Ms. Barton) are hereby deleted from the Prospectus and Statement of Additional Information, wherever they appear.

On Page 16 of the Prospectus under the heading, "All America Fund", the first paragraph (as amended by the Supplement dated May 16, 2005) is deleted and replaced by the following:

The large cap value and large cap growth segments of the All America Fund are managed by a team consisting of Stephen Rich, Marguerite Wagner and Eleanor Innes. The small cap value segment of the Fund is managed by Stephen Rich and the small cap growth segment of the Fund is managed by Marguerite Wagner.

Marguerite Wagner, Executive Vice President of the Adviser, is responsible for managing the small cap growth portion of the actively managed assets of the Fund. Ms. Wagner joined the Adviser on May 2, 2005 from her position as Managing Director, Citigroup Asset Management. She was employed by Citigroup in various portfolio management roles from 1985 until she joined the Adviser, and she has 20 years of experience selecting securities and managing portfolios.

In the tables on Pages 23-24 of the Statement of Additional Information describing other accounts managed by the portfolio managers of the Adviser, the team of Stephen Rich, Marguerite Wagner and Eleanor Innes also manage the large cap value and large cap growth segments of the Mutual of America Institutional Funds ("Institutional Funds") All America Fund. The small cap value segment of Institutional Funds' All America Fund is managed by Stephen Rich and the small cap growth segment of the Fund is managed by Marguerite Wagner.

On Page 18 of the Prospectus, the following is inserted immediately under the heading "Composite Fund":

The Equity segment of the Composite Fund is managed by a team consisting of Stephen Rich, Marguerite Wagner and Eleanor Innes. Stephen J. Rich, Executive Vice President of the Adviser, joined the Adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Investment Management Inc. He has approximately 14 years of experience selecting securities for and managing equity portfolios. Mr. Rich was a portfolio manager at J.P. Morgan Fleming for 2 years prior to joining the Adviser where he was responsible for managing small cap portfolios. For the prior 2 years he was a Director Citigroup Asset Management where he managed small and mid cap equities portfolios. Marguerite Wagner, Executive Vice President of the Adviser, joined the Adviser on May 2, 2005 from her position as Managing Director, Citigroup Asset Management. She was employed by Citigroup in various portfolio management roles from 1985 until she joined the Adviser, and she has 20 years of experience selecting securities and managing portfolios. Eleanor Innes, Second Vice President of the Adviser handles indexed investments. Eleanor Innes joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. and has approximately 11 years of experience in the financial industry. She has been employed by the

Adviser for the past 5 years. For a significant portion of her first year at the Adviser, she was a marketing assistant. Thereafter, she has performed research and has assisted portfolio managers in managing equity Funds, as well as overseeing the index Funds' investment and performance.

In the tables on Pages 22-25 of the Statement of Additional Information, the management team of Stephen Rich, Marguerite Wagner and Eleanor Innes is added as the portfolio managers of the Equity segment of the Composite Fund.

On Page 1 of the Prospectus, under the heading "Market Capitalizations of Equity Issuers", the last sentence in the paragraph is replaced with the following:

The Russell Midcap® Value Index includes the value securities of the Russell Midcap® Index, which as of the most recent reconstitution included mid-cap companies with market capitalizations up to $15 billion. "S&P 500®" and "S&P MidCap 400®" are registered trademarks of The McGraw-Hill Companies, Inc., and "Russell 2000®", "Russell Midcap®" and "Russell Midcap® Value" are registered trademarks of the Frank Russell Company.

On Page 12 of the Prospectus, in the table showing "Average Annual Total Returns", under Mid Cap Value Fund, the S&P Barra 400 Value® Index is hereby replaced with "Russell Midcap® Value Index(6)". The reason for this change in benchmark for the Mid Cap Value Fund is that the Russell Midcap® Value Index includes a larger universe of equity securities and is more commonly used as a benchmark for mid cap value funds within the industry.

On Page 13 of the Prospectus, immediately under Footnote 5, the following is added:

(6)  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

On Page 22 of the Statement of Additional Information, in the table under the heading "Incentive Compensation Benchmark", the benchmark across from the Mid Cap Value Fund, "S&P Barra Value" is hereby deleted and replaced with "Russell Midcap® Value Index."